WILLIAM BLAIR FUNDS

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2017

The information below replaces similar disclosure in the Summary Section of the Prospectus for the William Blair Macro Allocation Fund under the heading “PURCHASE AND SALE OF FUND SHARES:”.

Class N Share Purchase. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. Certain exceptions to the minimum initial and subsequent investment amounts may apply. See “Your Account—Class N Shares” for additional information on eligibility requirements applicable to purchasing Class N shares.

Class I Share Purchase. The minimum initial investment for an account (other than employee benefit plans and certain other tax-advantaged accounts, in which case there is no minimum initial investment) generally is $500,000 (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum for subsequent purchases. Certain exceptions to the minimum initial investment amount may apply. Class I shares are only available to certain investors. See “Your Account—Class I Shares” for additional information on the eligibility requirements applicable to purchasing Class I shares.

Institutional Class Share Purchase. The minimum initial investment for an account generally is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. Certain exceptions to the minimum initial investment amount may apply. Institutional Class shares are only available to certain investors. See “Your Account—Institutional Class Shares” for additional information on eligibility requirements applicable to purchasing Institutional Class shares.

The information below replaces similar disclosure in the “YOUR ACCOUNT” section of the Prospectus for the William Blair Macro Allocation Fund.

CLASS N SHARES

The Class N shares offered herein are offered only to investors who acquire the shares directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to sell Class N shares. Investors may hold Class N shares through a taxable account or through certain tax-advantaged accounts, including employee benefit plans, Individual Retirement Accounts (“IRAs”), Roth IRAs, Simplified Employee Pension Plan IRAs (“SEP IRAs”), Savings Incentive Match Plan for Employees IRAs (“SIMPLE IRAs”), Health Savings Accounts, Archer Medical Savings Accounts, Coverdell Education Savings Accounts and Solo 401(k) Plans (collectively, “Retirement Plan and Other Plan Accounts”).

Minimum Investments. The minimum initial investment for an account generally is $2,500. The minimum subsequent investment generally is $1,000. The Fund may accept smaller amounts under a group payroll deduction or similar plan. Investors investing through certain tax-qualified retirement plans and wrap fee programs may be subject to different, lower or no minimums. The minimum investment amounts may be changed at any time and may be waived for trustees of the Trust and partners, officers or employees of William Blair and their family members. For omnibus accounts that meet the minimum investment requirement, the Trust does not impose any minimum investment amounts for sub-accounts, although the firm holding the omnibus account may impose its own minimum investment requirements.

CLASS I SHARES

The Class I shares offered herein are offered only to investors who acquire the shares directly through the Distributor or through a select number of financial intermediaries with whom the Distributor has entered into selling agreements specifically authorizing them to sell Class I shares.

Class I shares are available for purchase exclusively by the following categories of investors:

•	institutional investors (such as wrap fee plans and other programs charging asset-based fees);

•	investors whose Class I shares are held through Retirement Plan and Other Plan Accounts;

•	advisory clients of William Blair & Company, L.L.C. with a fee-based asset management account with William Blair & Company, L.L.C.;

•	tax-exempt retirement plans (Profit Sharing, 401(k), Money Purchase Pension and Defined Benefit Plans) of William Blair and its affiliates and rollover accounts from those plans;

•	investment companies managed by the Adviser that invest primarily in other investment companies; and

•	trustees of the Trust and employees of William Blair and their family purchasing directly from the Distributor.

Minimum Investments. The minimum initial investment for an account generally is $500,000 (or any lesser amount if, in William Blair’s opinion, the investor has adequate intent and availability of funds to reach a future level of investment of $500,000). There is no minimum initial investment for a Retirement Plan and Other Plan Account. There is no minimum for subsequent purchases. The minimum investment amount may be changed at any time and may be waived for trustees of the Trust and partners, officers or employees of William Blair and their family members. For omnibus accounts that meet the minimum investment requirement, the Trust does not impose any minimum investment amounts for sub-accounts, although the firm holding the omnibus account may impose its own minimum investment requirements. Certain additional exceptions to the minimum initial investment amount may apply.

INSTITUTIONAL CLASS SHARES

The Institutional Class shares are designed for institutional investors, including, but not limited to, employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Institutional Class shares’ high minimum investment requirement. Each account must separately meet the minimum investment requirement. Institutional Class shares are not subject to a Rule 12b-1 fee or shareholder administration fee.

Minimum Investments. The minimum initial investment for an account generally is $5 million. There is no minimum for subsequent purchases. The Distributor reserves the right to offer Institutional Class shares without regard to the minimum purchase amount requirements to qualified or non-qualified employee benefit plans when an unaffiliated third party provides administrative and/or other support services to the plan. William Blair may also waive the minimum initial investment of $5 million for investors who enter into a letter of intent with the Fund or William Blair. Certain additional exceptions to the minimum initial investment amount may apply. The initial investment must be accompanied by the account application and corporate resolutions, if applicable. The Trust does not impose any sales charges in connection with purchases of Institutional Class shares, although service agents and other institutions may charge their clients a fee in connection with purchases for the accounts of their clients.

ADDITIONAL INFORMATION FOR CLASS N AND CLASS I SHARES

Distribution Agreement. The Trust has adopted a plan under Rule 12b-1 of the 1940 Act that applies only to Class N shares that provides for a fee at the annual rate of 0.25% of the Fund’s average daily net assets attributable to Class N shares for distribution and other services provided to shareholders of Class N. Because 12b-1 fees are paid out of Fund assets on an ongoing basis, they will, over time, increase the cost of investment in Class N shares and may cost more than other types of sales charges. As a result, long-term shareholders may pay more than the economic equivalent of the maximum initial sales charge permitted by FINRA.

Shareholder Administration Agreement. The Fund has entered into a Shareholder Administration Agreement with William Blair that provides for a fee at the annual rate of 0.15% of the average daily net assets of the Fund’s Class N shares and Class I shares to compensate William Blair for shareholder administration services provided in connection with Class N shares and Class I shares. The shareholder administration fee for the Fund is currently being waived by William Blair. This waiver will not be removed without approval of the Board of Trustees.

Other Payments. Class N and Class I shares of the Fund may reimburse William Blair for fees paid on the Fund’s behalf to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to shareholders whose shares are held of record in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may be based on the number of subaccounts serviced or based on average net assets held in the Fund for Class N and Class I shares.

William Blair, out of its own resources and without additional cost to the Fund or its shareholders, provides additional cash payments to certain intermediaries (which may be referred to as revenue sharing). Such payments to intermediaries are in addition to distribution fees, fees paid pursuant to the Shareholder Administration Agreement or fees paid for sub-administration, sub-transfer agency or other services by the Fund for Class N and Class I shares. William Blair may pay firms for administrative, sub-accounting, or shareholder processing services and/or for providing Class N shares or Class I shares of the Fund with “shelf space” or access to a third party platform, inclusion of Class N shares or Class I shares of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other sales programs, allowing William Blair access to an intermediary’s conferences and meetings and other forms of marketing support. The level of payments made may be a fixed fee or based on one or more of the following factors: current assets, number of accounts and/or number of transactions for Class N or Class I shares attributable to the intermediary or fund type or other measure agreed to by William Blair and the intermediary. The amount of payments is different for different intermediaries.

The Distributor currently makes payments to intermediaries in amounts that generally range from 0.01% to 0.15% of the assets of the Fund’s Class N and Class I shares serviced and maintained by the intermediary. These amounts are subject to change. Receipt of, or the prospect of receiving, this compensation may influence the intermediary’s recommendation of the Fund or availability of the Fund through the intermediary. Further information on payments to third parties is included in the Statement of Additional Information.

The information below replaces similar disclosure in the “SHAREHOLDER SERVICES AND ACCOUNT POLICIES” section of the Prospectus for the William Blair Macro Allocation Fund.

Retirement Plans and Other Plan Accounts. The Trust may offer a variety of qualified retirement plans and other tax-advantaged accounts, including employee benefit plans, Individual Retirement Accounts (“IRAs”), Roth IRAs, Simplified Employee Pension Plan IRAs (“SEP IRAs”), Savings Incentive Match Plan for Employees IRAs (“SIMPLE IRAs”), Health Savings Accounts, Archer Medical Savings Accounts, Coverdell Education Savings Accounts (formerly known as education IRAs) and Solo 401(k) Plans (collectively, “Retirement Plan and Other Plan Accounts”). Additional information concerning Retirement Plan and Other Plan Accounts is available from the Trust.

For Class N shares, the minimum initial investment in a Retirement Plan and Other Plan Account generally is $2,500 and the minimum subsequent investment generally is $1,000. For Class I shares, there is no minimum initial investment for a Retirement Plan and Other Plan Account and there is no minimum for subsequent investments. Shareholders who open Retirement Plan and Other Plan Accounts may be charged additional fees by the custodian for the plan. With regard to Retirement Plan and Other Plan Accounts:

—	participation is voluntary;

—	you may terminate or change a plan at any time without penalty or charge from the Trust;

—	the Fund may pay additional expenses incurred in connection with such plans;

—	on your account application, you may select the account type in which to invest;

—	additional forms and further information may be obtained by writing or calling the Trust;

—	the Trust reserves the right to change the minimum amounts for initial and subsequent investments or to terminate any of the plans;

—	the Trust reserves the right to waive investment minimums at the discretion of the Distributor; and

—	the Trust requires a copy of the trust agreement when shares are to be held in trust.

Dated: June 9, 2017

WILLIAM BLAIR FUNDS

222 West Adams Street

Chicago, Illinois 60606

Address effective July 28, 2017:

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Prospectus for future reference.